SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): April 8, 1997
                                                  ------------------------------

                         Swift Transportation Co., Inc.
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             (Exact name of registrant as specified in its charter)



Nevada                              0-18605                    88-0666860
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(State or other                  (Commission             (IRS Employer
jurisdiction of                   File Number)            Identification Number)
incorporation)


                      1455 Hulda Way, Sparks, Nevada 89431
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                    (Address of principal executive offices)



Registrant's telephone number, including area code: (702) 359-9031
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         On April 8, 1997, Swift Transportation Co., Inc. completed its acquisition of certain assets of Direct Transit, Inc. ("DTI"), a Debtor-In-Possession in United States Bankruptcy Court. DTI was a dry van carrier based in North Sioux City, South Dakota and operated predominantly in the eastern two-thirds of the United States. Swift acquired inventory, furniture and office equipment, computer equipment and miscellaneous assets from DTI for $3 million. Also, Swift paid $1 million to the principal shareholder of DTI in exchange for a covenant not to compete. Separately, Swift acquired 565 tractors and 1,622 trailers from various lessors. Certain of the revenue equipment was purchased for $28 million and new lease agreements were negotiated on $11 million of revenue equipment. The Company used working capital and borrowings under its existing line of credit to acquire the assets described above and for payments under the covenant not to compete. The purchase price for the assets was reduced from the previously disclosed price of $54 million primarily due to a reduction in the amount of revenue equipment acquired.

         The terms of the Company's acquisition of certain assets of DTI are more fully described in the Asset Purchase Agreement and Rolling Stock Agreement, copies of which are attached hereto as Exhibits 2.1 and 2.3, respectively. In addition, the Company's press release announcing the acquisition is attached hereto as Exhibit 99.

Item 7.  Exhibits.

         Exhibit 2.1                Asset Purchase Agreement dated February 20,                  Filed herewith
                                    1997, between the Company, Direct Transit, Inc.
                                    and Charles G. Peterson*

         Exhibit 2.2                First Amendment to Asset Purchase Agreement                  Filed herewith

         Exhibit 2.3                Noncompetition Agreement dated April 8, 1997,                Filed herewith
                                    between the Company and Charles G., Sandra,
                                    Chad and Jason Peterson

         Exhibit 2.4                Noncompetition Agreement dated April 8, 1997,                Filed herewith
                                    between the Company and Direct Transit, Inc.

         Exhibit 2.5                Rolling Stock Acquisition Agreement dated                    Filed herewith
                                    April 8, 1997

         Exhibit 99                 Press Release issued on April 11, 1997                       Filed herewith
         -----------------------------

         * All of the schedules and certain of the exhibits to this Asset Purchase Agreement have been omitted. The Company hereby agrees to furnish supplementally to the Commission a copy of any schedule or exhibit omitted upon the Commission's request.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SWIFT TRANSPORTATION CO., INC.


Dated: April 22, 1997                   /s/ William F. Riley, III
                                        ----------------------------------------
                                        William F. Riley, III
                                        Executive Vice President, Secretary and
                                        Chief Financial Officer (Principal
                                        Financial and Accounting Officer)